EXHIBIT 10.1

                    [REPUBLIC FIRST BANCORP, INC. LETTERHEAD]


                                                                  April 27, 2005







Harry D. Madonna
Republic First Bancorp, Inc.
1608 Walnut Street, Suite 1000
Philadelphia, PA  19103

Dear Mr. Madonna:

         As approved by the Company's Compensation Committee, your signature on this letter will confirm our agreement to amend your Employment Agreement dated January 1, 2005 to increase the first year's annual base salary to $300,000 effective May 1, 2005.

                                           Sincerely,

                                           /s/

                                           Paul Frenkiel
                                           Chief Financial Officer



AGREED AND APPROVED:


___________________
Harry D. Madonna